Supplement dated September 17, 2014
to the Prospectus and Statement of Additional Information (SAI), each as supplemented of the following fund:
Fund	Prospectus
Columbia Funds Variable Series Trust II
Variable Portfolio - Jennison Mid Cap Growth Fund	5/1/2014
Effective on or about September 17, 2014, the list of portfolio managers under the caption “Fund Management" in the "Summary of VP - Jennison Mid Cap Growth Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Mullman, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	2010
Jeffrey Rabinowitz, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	September 2014
Effective on or about September 17, 2014, the information under the caption “Portfolio Management - Portfolio Manager" in the "More Information About VP - Jennison Mid Cap Growth Fund" section of the prospectus is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.
Subadviser: Jennison Associates LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Mullman, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	2010
Jeffrey Rabinowitz, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	September 2014
Mr. Mullman joined Jennison in 2000. Mr. Mullman began his investment career in 1987 and earned a B.A. in economics from the College of the Holy Cross and an M.B.A. from Yale University.
Mr. Rabinowitz joined Jennison in 2014. Mr. Rabinowitz began his investment career in 1999 and earned a B.S. in electrical engineering from Florida Atlantic University and an MBA in Finance from The Wharton School, University of Pennsylvania. He was previously a Portfolio Manager on the US Growth Equity Team as well as the lead Semiconductor and Communications Technology Analyst across all market capitalizations at Goldman Sachs.
The rest of the section remains the same.
In the SAI, the following information is added under the heading for VP - Jennison Mid Cap Growth Fund in the table Portfolio Managers in the section Investment Management and Other Services - The Investment Manager and Subadvisers and the disclosure under Potential Conflicts of Interest and Structure of Compensation for Jennison is replaced by the following:
		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts	Potential Conflicts of Interest	Structure of Compensation
VP – Jennison Mid Cap Growth Fund	Jeffrey Rabinowitz(b)	2 RICs 1 PIV 1 other account(c)	$10.49 billion $232 million $147 million(c)	None	(12)	(42)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of August 31, 2014 and is pro forma.
(c) Other account excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
(12) Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

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■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
(42) Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio manager are listed below in order of importance.
The following primary quantitative factor is reviewed for the portfolio managers:
■	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

—	Performance for the composite of accounts that includes the Fund managed by the portfolio managers is measured against the Russell Midcap Growth Index.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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